[Missing Graphic Reference]

News Announcement                                                                           For Immediate Release

Contact:
Jeffrey D. Gash                                                                                                Joseph N. Jaffoni, Robert L. Rinderman
Chief Financial Officer                                                                                             Jaffoni & Collins Incorporated
631/273-5500 or jgash@jacoelect.com                                                                          212/835-8500 or jaco@jcir.com

JACO ELECTRONICS INFORMS NASDAQ OF INTENT TO
WITHDRAW SHARES FROM LISTING AND REGISTRATION

Hauppauge, NY, October 16, 2009 -- Jaco Electronics, Inc. (Nasdaq: JACO), a global distributor and integrator of customized flat panel display solutions, today announced that it intends to file an application on Form 25 with the Securities and Exchange Commission (“SEC”) to voluntarily withdraw its common shares from listing on The Nasdaq Stock Market’s (“NASDAQ”) Global Market.  The text of the notice to NASDAQ is set forth below.  Following the filing of the Form 25, the Company intends to deregister its shares and to cease publicly filing its periodic reports with the SEC.  Jaco anticipates that its 10-K for the fiscal year ended June 30, 2009 will be its last publicly filed periodic report.  Shares of Jaco’s common stock are expected to continue trading on the “pink-sheets” following delisting and deregistration.

Jaco noted that the reasons for its withdrawal from listing and registration relate to the cost of filing periodic reports with the SEC and meeting other applicable regulatory requirements, which are prohibitive for the Company at this time in light of its current financial position.  Accordingly, Jaco believes it is in the best interests of shareholders at this time to significantly reduce such expenses, and that the anticipated cost savings from this action more than offset the benefits of being a reporting company.

As previously disclosed, Jaco was informed in September 2009 by the Listing Qualifications Department of The Nasdaq Stock Market that the Company’s common stock was subject to delisting from the Nasdaq Global Market and indicated that it was evaluating what actions it would take in response to the notices it received from NASDAQ.  In addition, on October 14, 2009, the Company received a Delinquency Compliance Plan Alert Letter from NASDAQ due to its failure to timely file its Form 10-K for the fiscal year ended June 30, 2009. The Company believes that it may be difficult and expensive to seek to regain compliance with the NASDAQ continued listing requirements, and therefore has determined to voluntarily delist from NASDAQ.  The Company does not intend at this time to arrange for a listing, registration or quotation on another national securities exchange or quotation medium.

Commenting on the announcement, Jaco Electronics’ Chairman and Chief Executive Officer, Joel Girsky, stated, “The decision by Jaco’s Board of Directors to deregister and leave the Nasdaq Global Market was made after careful consideration of the advantages and disadvantages of being a SEC reporting company including the high costs and demands on management’s time arising from compliance with the many SEC and Sarbanes-Oxley requirements.  The current economic climate has not only impacted the capital markets, but the global display industry as well.  As such, we are constantly looking for ways to reduce costs and increase shareholder value as we continue to focus

Jaco Electronics, Inc., 10/16/09                                                                                                                     page 2 of 2

our efforts on growing the core business and leveraging our comprehensive LCD offerings and integrated LCD solutions.”

Text of Letter to NASDAQ
JACO ELECTRONICS, INC.
145 Oser Avenue, Hauppauge, New York 11788

October 16, 2009

By Email and Facsimile
Nasdaq Listing Qualifications

Re: Jaco Electronics, Inc.

To whom it may concern:

This is to notify you pursuant to Rule 12d2-2(c)(2) of the Securities and Exchange Act of 1934 (the “Act”) and Nasdaq Marketplace Rule 5840(j), that Jaco Electronics, Inc. (the “Company”) intends to file an application on Form 25 to notify the Securities and Exchange Commission of the Company’s withdrawal of its shares of common stock, par value $0.10 per share, from listing on the Nasdaq Global Market and the Company’s intention to withdraw such shares from registration under Section 12(b) of the Act.

Please be further advised of the following material facts relating to the reasons for the withdrawal from listing and registration:

•	The cost of filing periodic reports with the SEC pursuant to the Act and meeting other applicable regulatory requirements is prohibitive for the Company in light of its current financial position.
•
The Company believes that it is in the best interests of its shareholders to significantly reduce expenses by ceasing to be a reporting company, and that the cost savings realized outweigh the benefits of being a reporting company.

•
On September 15, 2009, the Company received notice from NASDAQ that it has failed to satisfy (i) the minimum market value of publicly held shares continued listing standard (Listing Rule 5450(b)(2)(C) or 5450(b)(3)(C), and (ii) the minimum bid price requirement of $1.00 per share continued listing standard.

•	On October 14, 2009, the Company received a Delinquency Compliance Plan Alert Letter from NASDAQ due to its failure to timely file its Form 10-K for the fiscal year ended June 30, 2009.
•	The Company believes that it may be difficult and expensive to try to regain compliance with the Nasdaq continued listing requirements, and therefore has determined to voluntarily delist from Nasdaq.
•	The Company has not, and does not intend to at this time, arrange for listing, registration or quotation on another national securities exchange or quotation medium.

Please let me know should you require any additional information.

Very truly yours,

About Jaco Electronics
Jaco is a leading distributor and integrator of display (LCD) and embedded computer solutions and related components.  The Company operates an in-house display integration center housing its engineering and manufacturing staff and operations.  The integration center allows Jaco to provide customers with unique, value-added solutions and a “one-stop” source for their display and integration requirements.  For more information, please visit www.jacoelectronics.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This press release provides historical information and includes forward-looking statements.  Forward-looking statements may be identified by the following words and similar expressions: “anticipate,” “believe, ”expect,” “could,” ”estimate,” “should,” “would,” “estimate,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict” and “project.” Although we believe that the expectations in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct.  The forward-looking statements are based upon a number of assumptions and estimates that, while considered reasonable by our management, are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond our control, and upon assumptions with respect to future business decisions which are subject to change.  Accordingly, the forward-looking statements are only an estimate, and actual results will vary from the forward-looking statements, and these variations may be material.  Consequently, the inclusion of the forward-looking statements should not be regarded as a representation by us of results that actually will be achieved.  Forward-looking statements are necessarily speculative in nature, and it is usually the case that one or more of the assumptions in the forward-looking statements do not materialize.  Investors are cautioned not to place undue reliance on the forward-looking statements.  We caution that, among others, the factors below, which are discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as amended, and in our other filings with the Securities and Exchange Commission, could cause our results to differ materially from those stated in the forward-looking statements.  These factors include (i) the highly cyclical nature of our industry and the adverse impact of downturns in our industry; (ii) our dependence on a limited number of suppliers for the products we distribute and most of our distribution agreements are cancelable upon short notice; (iii) the market for our products is very competitive and our industry is subject to rapid technological change; (iv) our dependence on individual purchase orders and absence of long-term supply agreements exposes us to customer cancellations, reductions or delays; (v) our substantial leverage and debt service obligations; (vi) volatility in the pricing of components; (vii) disruptions in transportation of our products by third party carriers; (viii) potential warranty and/or product liability risks inherent in the products we sell; and (ix) our dependence on the continued service of key members of our management and technical personnel.
#  #  #